EXHIBIT 99.1
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Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such statements are made based on management's current expectations and beliefs. Actual results may vary from those currently anticipated based upon a number of factors, including uncertainties inherent in the drug development process, the timing and success of clinical trials, the validity of research results, and the receipt of necessary approvals from the United States Food and Drug Administration and other regulatory agencies. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's last annual report on Form 10-K, as well as other reports that the Company files from time to time with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. The Company undertakes no obligation to release publicly any revisions, which may be made to reflect events or circumstances after the date hereof.

Overview ADVENTRX Pharmaceuticals is developing treatments for cancer and infectious disease that surpass the performance and safety of existing therapies. Investment Highlights: Lead cancer product in registration trial Second cancer drug entering registration trial in 2006 Multiple pipeline products planned to enter clinical trials in 2007 ANX retains exclusive rights to product pipeline Lower clinical development risk

ADVENTRX Pipeline

ADVENTRX PHARMACEUTICALS

PROGRAMS	Preclinical / Phase I / Phase II / Phase III / Market
ONCOLOGY	
CoFactor (ANX-510)	Ongoing
Vinorelbine (ANX-530)	505(b)(2) Bioequivalence IND 2H '06
Paclitaxel (ANX-513)	Bioequivalence IND Q1'07
Docetaxel (ANX-514)	Bioequivalence CTA/IND Q1'07
Selone	
Β-elemene	
α-tocopherol succinate	
ANTI-VIRALS	
Thiovir (ANX-201)	IND 2H'06
Chitosan gel / OTC	Market 2007
ANTIBIOTICS	
Vancomycin (ANX-016)	Bioequivalence IND Q2'07
Clarithromycin (ANX-015)	Bioequivalence CTA/IND Q2'07

Anticipated Milestone

A new form of folate developed to replace leucovorin as the preferred biomodulator of 5-fluorouracil (5-FU) Lead Product: CoFactor CoFactor (MTHF), 495 Daltons Leucovorin Indicated for use with intravenous 5-FU in metastatic colorectal and other cancers and in methotrexate rescue Requires multiple metabolic steps to become the active form of folate CoFactor? Directly delivers the active form of folate CoFactor increases stability and improves binding of the 5-FU / thymidylate synthase (TS) complex Two clinical trials demonstrated greater 5-FU efficacy with reduced toxicity Clinical evidence indicates utility in gastrointestinal and breast cancers

CoFactor vs Leucovorin CoFactor vs Leucovorin in 5-FU-mediated Tumor Cell Death

Phase I/II CoFactor trial

ADVENTRX PHARMACEUTICALS

CoFactor Phase I/II Study Design

Clinical Design:	Single Arm, Open Label
Dosing Regimen:	Dose escalating study using CoFactor (100 or 200mg) and 5-FU (4 doses: 250-600g/m^2) IV bolus weekly
Study Objectives:	Assess Safety, PK / PD, response rate, TTP and survival
Study Population:	62 patients with breast, pancreatic, gastric, colorectal or gall bladder cancer
Clinical Site:	1 (Göteborg, Sweden)
Principal Investigator:	Bengt Gustavsson, MD, PhD

Phase I-II Study Of Weekly 5-Fluorouracil And 5,10-Methylene-Tetrahydrofolate In Patients With Advanced Gastrointestinal And Breast Cancer: G. Carlsson, E. Odin, P-A. Larsson, R. Frösing, C.P. Spears, B., Gustavsson: The Cancer Journal, Vol 10 No. 5 September-October 1997.

Bengt CF/5-FU 5-FU/LV n=407 5-FU/LV n=190 5-FU/LV n=226 5-FU/LV n=187 5FU/LV n=303 5FU/LV n=301 29 14.5 9 21 22 11 14 % of patients Objective Response Rate Bengt CoFactor 5FU Ph II 5-FU/LV n=407 5-FU/LV n=190 5-FU/LV n=226 5-FU/LV n=187 5FU/LV n=303 5FU/LV n=301 246 114 99 129 132 132 132 days Time to Tumor Progression Bengt CF/5-FU 5-FU/LV n=408 5-FU/LV n=190 5-FU/LV n=226 5-FU/LV n=187 5FU/LV n=303 5FU/LV n=301 441 402 309 378 423 408 369 14.7 15.3 13.4 10.3 12.6 14.1 13.6 12.3 Survival days Phase I/II clinical results: Objective response in breast (56%), pancreatic (40%), gastric (33%) and colorectal (21%) cancers Greater response, TTP and overall survival compared historically to 5-FU plus LV treatment regimens (n = 24 patients, all first-line mCRC) Source: All comparison data are from 1st line mCRC trials from product package inserts or (UFT) from Douillard et al JCO Sept 2002, Carmichael et al JCO Sept 2002. CoFactor 1st line mCRC clinical trial Historical Comparison to 5-FU/LV Control Arms 2000 Irinotecan control arms 1999 UFT control arms n=303 2001 Xeloda? control arms n=301 n=226 n=187 n=407 n=190 CoFactor 5-FU Ph I/II 2000 Irinotecan control arms 1999 UFT control arms n=303 2001 Xeloda? control arms n=301 n=226 n=187 n=407 n=190 CoFactor 5-FU Ph I/II 2000 Irinotecan control arms 1999 UFT control arms n=303 2001 Xeloda? control arms n=301 n=226 n=187 n=407 n=190 CoFactor 5-FU Ph I/II

Phase II CoFactor trial

ADVENTRX PHARMACEUTICALS

CoFactor Phase II Study Design

Clinical Design:	Simon Two-Stage, Single Arm, Open Label
Dosing Regimen:	CoFactor 60mg/m^2, 5-FU 450mg/m^2 IV bolus, administered weekly for 6 weeks
Primary Endpoint:	$\geq$ 25% objective tumor response (WHO criteria)
Secondary Endpoints:	Safety, TTP and overall survival
Study Population:	50 patients enrolled, treatment naïve metastatic CRC, prior adjuvant treatment permitted
Clinical Sites:	9 (5 in USA and 4 in Serbia)
Data Analysis:	Blinded, third-party evaluations by CT scan or MRI
Principal Investigator:	Tony Reid, MD, PhD

5,10-methylenetetrahydrofolic acid with 5-fluorouracil as first line treatment in metastatic colorectal cancer: a phase II study. T. Reid, C. P. Spears, R. Quadro, M. Subramanian, L. Pawl, G. Jankovic, S. Jelic, N. Milinic, L Muzikravic, JM Robbins. 2006 Gastrointestinal Cancers Symposium, San Francisco. Jan-28, 2006

Bengt CF/5-FU 5-FU/LV n=407 5-FU/LV n=190 5-FU/LV n=226 5-FU/LV n=187 5FU/LV n=303 5FU/LV n=301 29 35 14.5 9 21 22 11 14 % of patients Objective Response Rate Bengt CoFactor 5FU Ph II 5-FU/LV n=407 5-FU/LV n=190 5-FU/LV n=226 5-FU/LV n=187 5FU/LV n=303 5FU/LV n=301 246 162 114 99 129 132 132 132 days Time to Tumor Progression Bengt CF/5-FU 5-FU/LV n=408 5-FU/LV n=190 5-FU/LV n=226 5-FU/LV n=187 5FU/LV n=303 5FU/LV n=301 441 459 402 309 378 423 408 369 14.7 15.3 13.4 10.3 12.6 14.1 13.6 12.3 Survival days 2000 Irinotecan control arms 1999 UFT control arms n=303 2001 Xeloda? control arms CoFactor 5-FU* Ph II n=301 n=226 n=187 n=407 n=190 Phase II clinical results: Tumor response of 35% exceeds primary endpoint of 25% (n=46) Median TTP of 162 days (n=49) Median survival of 459 days (n=50) Excellent toxicity profile * Independently-determined Source: All comparison data are from 1st line mCRC trials from product package inserts or (UFT) from Douillard et al JCO Sept 2002, Carmichael et al JCO Sept 2002. CoFactor 1st line mCRC clinical trials Historical Comparison to 5-FU/LV Control Arms CoFactor 5-FU* Ph I/II 2000 Irinotecan control arms 1999 UFT control arms n=303 2001 Xeloda? control arms CoFactor 5-FU* Ph II n=301 n=226 n=187 n=407 n=190 CoFactor 5-FU Ph I/II 2000 Irinotecan control arms 1999 UFT control arms n=303 2001 Xeloda? control arms CoFactor 5-FU* Ph II n=301 n=226 n=187 n=407 n=190 CoFactor 5-FU Ph I/II

Median Survival Following Second-line Therapy for mCRC months 33 patients went on to 2nd line treatment 4 patients underwent surgical resection Results compared to those from recent study comparing sequence of typical 1st/2nd line therapies Suggests CoFactor/5-FU would make a good initial mCRC treatment in a sequential treatment strategy Source: T. Reid, et al, 8th World Congress on GI Cancer June 28-July 1, 2006. Tournigand, TA, et al, J Clinical Oncology, 22:2, Jan 15, 2004, 229-237. Response to second line treatment Following CoFactor/5FU as first line treatment FOLFIRI then FOLFOX6 CoFactor 5-FU* n=33 n=109 1st line Rx survival CF/5FU 23 27.4 90 20.4 FOLFOX6 then FOLFIRI n=111 * second-line therapy chosen by investigator Supplemental Phase II clinical results: 23.0 21.5 20.6

Toxicity Profile Comparison (% Grades 3/4)* Grade 3-4 Adverse Events (%) Ph II 5-FU/ CoFactor n=50 5-FU/LV cntl arm Xeloda n=593 Xeloda n=596 5-FU/LV cntl arm UFT n=394 5-FU/LV cntl arm UFT n=185 5-FU/LV cntl arm CPT-11 n=226 5-FU/LV cntl arm CPT-11 n=187 Diarrhea 0 12 15 16 11 13 6 Nausea/Vomiting 0 7 8 10 9 12 6 Stomatitis/Mucositis 0 15 2 19 16 17 3 Abdominal pain 0 5 9 nr nr 12 1 Anemia 0 1 2 7 4 56 2 Neutropeniaa 2 21 3 56 31 67 13 Epiphora/Conjunctivitis 2 nr nr nr nr nr nr Hyperbilirubinemia 0 6 23 8 10 8 11 Alopecia 0 nr nr nr nr nr nr Fatigue 0 4 4 nr nr nr nr Weight loss 0 nr nr nr nr nr nr Neuropathy 0 nr nr nr nr nr nr Hand-Foot Syndrome 0 1 17 0 0 nr 1 *All comparison data from product package inserts or (UFT) from Douillard et al JCO Sept 2002, Carmichael et al JCO Sept 2002. Nausea/vomiting and stomatitis/mucositis were added if not given as combined. a Single case of Grade 4 neutropenia was reported during the 30 day follow up period after the last dose of CoFactor plus 5-FU study therapy and after the patient started FOLFOX with Avastin therapy

Toxicity Profile Comparison (% All Grades)* Adverse Events (% ALL grades) Ph II 5-FU/ CoFactor n=50 5-FU/LV cntl arm Xeloda n=593 Xeloda n=596 5-FU/LV cntl arm UFT n=394 5-FU/LV cntl arm UFT n=185 5-FU/LV cntl arm CPT-11 n=226 5-FU/LV cntl arm CPT-11 n=187 Diarrhea 42 61 55 76 60 69 45 Nausea/Vomiting 50 81 70 75 58 114 87 Stomatitis/Mucositis 10 62 25 75 55 76 29 Abdominal Pain 24 31 35 nr nr 50 17 Anemia 8 79 80 87 89 99 91 Neutropeniaa 6 46 13 77 67 99 48 Epiphora/Conjunctivitis 12 nr nr nr nr nr nr Hyperbilirubinemia 2 17 48 22 23 92 36 Alopecia 0 21 6 nr nr 27 17 Fatigue 28 46 42 nr nr nr nr Weight loss 10 nr nr nr nr nr nr Neuropathy 2 4 10 nr nr nr nr Hand-Foot Syndrome 4 6 54 5 4 nr 13 *All comparison data from product package inserts or (UFT) from Douillard et al JCO Sept 2002, Carmichael et al JCO Sept 2002. Nausea/vomiting and stomatitis/mucositis were added if not given as combined. a Single case of Grade 4 neutropenia was reported during the 30 day follow up period after the last dose of CoFactor plus 5-FU study therapy and after the patient started FOLFOX with Avastin therapy

CoFactor Preclinical Results Xenografts modeled in immunocompromised mice: Greater tumor inhibition Longer survival Cancer models tested colorectal (HT29, DLD-1) pancreatic (AsPC-1) gastric (HTB-135) Toxicity modeled in immunocompetent mice: Significantly lower hematological toxicity (reduced thrombocytopenia, leukopenia, neutropenia and lymphopenia) Significantly lower gastrointestinal toxicity (reduced weight loss) Replacing leucovorin with CoFactor led to longer survival and lower toxicity in regimens that included oxaliplatin, anti-VEGF, UFT, Xeloda and gemcitabine

CoFactor Clinical Development Plan Trial Indication Design 2007 2007 2008 2009 2009 EU/India Phase IIb 1st Line CRC CoFactor/5-FU versus LV/5-FU US Phase III 1st Line CRC CoFactor/ 5-FU/Avastin versus LV/5-FU/Avastin US Phase II Refractory breast CoFactor/5-FU Phase IIb Phase III Phase II

Phase IIb Europe/India mCRC trial CoFactor Phase IIb Study Design Clinical Design: Multi-national randomized two-armed open-label Study Population: 1st line metastatic colorectal cancer Dosing Regimen: deGramont regimen (400mg/m2 loading dose of 5-FU followed by 600 mg/m2 5-FU via 22 hr infusion for two consecutive days every 2 weeks), with either CoFactor 60mg/m2 or leucovorin 200 mg/m2, each administered every 2 weeks for 12 cycles as a 2 hr infusion. Primary Endpoint: Incidence of Grade 3 or 4 hematological or gastrointestinal toxicity Secondary Endpoints: Safety, response rate, TTP and survival Number of Patients: 300 (150 per arm) Clinical Sites: 30, EU and India Data Analysis: Tumor assessment every 8 weeks, strict regulations for dose modification Study Chair: James Cassidy, MD, MBChB, MSc, FRCP

Phase III mCRC trial

ADVENTRX PHARMACEUTICALS

CoFactor Phase III Pivotal Study Design

Clinical Design:	Multi-center, randomized, parallel group, open-label
Study Population:	1st line metastatic colorectal cancer
Dosing Regimen:	* CoFactor 60mg/m^2 by 2-3 min IV bolus. (Wait 20 min.)
	* leucovorin 500mg/m^2 by 2 hour infusion. (Wait 1 hour)
	followed by 5-FU 500mg/m^2 IV bolus administered weekly for 6 weeks. Avastin 5mg/kg continuous IV over 90 min. every 2 weeks
Primary Endpoint:	Improvement in progression-free survival of $\geq$ 28 days
Secondary Endpoints:	Response rate, duration of response, overall survival and incidence and severity of AEs
Number of Patients:	1200 pts (600 per arm)
Clinical Sites:	100 planned, US
Data Analysis:	Tumor assessment every 8 weeks, strict regulations for dose modification. Power of 80%, α level of 0.05. Estimated median TTP is 9.44 mo in control arm. Two interim analyses are planned.
Principal Investigator:	M. Wasif Saif, MD, MBBS

Treatment Guidelines for Advanced or Metastatic CRC Source: NCCN Practice Guidelines in Oncology - v.2.2006; http://www.nccn.org/professionals/physician_gls/PDF/colon.pdf * Category 2B: There is nonuniform NCCN consensus based on lower-level evidence including clinical experience, that the recommendation is appropriate First-line Second-line Third-line FOLFOX + bevacizumab FOLFIRI + bevacizumab IFL + bevacizumab FOLFIRI or Irinotecan FOLFOX or Irinotecan + cetuximab Irinotecan or FOLFIRI FOLFOX: oxaliplatin, leucovorin, 5-FU FOLFIRI: irinotecan, leucovorin, 5-FU IFL: irinotecan, leucovorin, 5-FU Irinotecan + cetuximab Irinotecan +/- cetuximab 5-FU and LV are widely used in combination chemotherapy regimens for CRC or or or 5FU/LV + bevacizumab or CAPOX + bevacizumab* Irinotecan + cetuximab FOLFOX FOLFOX or Irinotecan or FOLFIRI Irinotecan Irinotecan + cetuximab CAPOX: capecitabine, oxaliplatin

CoFactor Market Potential Q1/02 Q2/02 Q3/02 Q4/02 Q1/03 Q2/03 Q3/03 Q4/03 Q1/04 Q2/04 Q3/04 Q4/04 Q1/05 Q2/05 Q3/05 East 36487 38247 41108 39803 41231 41658 42721 55006 61187 63349 66512 75856 77819 83659 81015 GLOBAL MARKET FOR LEUCOVORIN Leucovorin (with 5-FU) is used approx 6 times more often than the newer therapies because it is present in the majority of CRC regimens (metastatic & adjuvant). Drug name Avastin (bevacizumab) Camptosar (irinotecan) Eloxatin (oxaliplatin) Leucovorin Rx intent (US '04) 61,000 71,000 70,000 446,000 Sources: IMS Int'l 1/2006; IMS Health NDTI db GI AND BREAST CANCERS MARKET SIZE US and EU: 600K new cases/year Colorectal Pancreatic Gastric Breast East 403000 80780 116860 458000 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Sources: SEER growing at 25% CAGR over last 3 years

A new formulation of intravenous vinorelbine tartrate designed to reduce vein irritation ANX-530 (emulsion formulation) FDA affirmation of single bioequivalency study as a marketing-enabling clinical trial Plan to assess vein irritation and additional safety parameters in human studies Reduced vein irritation in preclinical studies Pharmacokinetics and antitumor activity are similar to Navelbine in preclinical studies ANX-530 (vinorelbine emulsion) Vinorelbine (Navelbine?) Indicated as single agent or in combination with cisplatin for first line treatment of unresectable advanced NSCLC Injection site reactions in approximately one-third of patients

Vein Irritation Edema Erythema Normal vein, same as control vehicle More red than normal, slight vein thickening Dark red, 2-3mm vein thickening Dark blue/red, >3mm vein thickening Vein Irritation Score ANX-530 Ear vein toxicity 1st Injection 2nd Injection Navelbine? (vinorelbine) ANX-530 (vinorelbine emulsion) Lower vein irritation, edema and erythema in preclinical studies with ANX-530

ANX-530 Ear vein histopathology

ADVENTRX PHARMACEUTICALS

Favorable histopathology for ANX-530 in preclinical studies



Focal Epidermal Necrosis
Lympho/Granulocytic Infiltration
Perivascular Edema
Acute Hemorrhage
Toxicity Score
Dose (mg/kg)

■ Vinorelbine solution

▲ ANX-530

0 to 3 scale – no observable event to marked severity. Toxicity scores represent the sum of all ear sections and rabbits in a dosing group

(n=7 per group)

Pharmacokinetics unchanged for vinorelbine emulsion

Drug	$t_{1/2\alpha}$ (hr)	$t_{1/2\beta}$ (hr)	Vd (L/kg)	CL (L/hr/kg)	AUC_{0-24} (mg·hr/L)	$AUC_{0-\infty}$ (mg·hr/L)
Vinorelbine Emulsion	0.28	11.2	24.1	1.5	2271.5	2717.6
Vinorelbine Solution	0.28	11.7	25.7	1.5	2106.2	2892.0

Source: Cantwell, MJ, Robbins, JM, Chen, AX; A novel emulsion formulation of vinorelbine attenuates venous toxicity while maintaining antitumor efficacy; AACR 2006

Vinorelbine Market MARKET SIZE GENERIC VINORELBINE SALES Global ~$160M Unit sales growth worldwide >10% each year Lung cancer is the second most common cancer in the US. Non-small cell lung represents 80-85% of all lung cancers. Five year overall survival is 10-15%. (Sources: NCI, ACS, IMS Health) * ANITA and NCIC CTG BR10 studies ASCO 2005 Lung cancer cases (US): 172,570 Deaths (US): 163,510 MARKET GROWTH OPPORTUNITY Potential for increased use in adjuvant setting; two landmark NSCLC studies demonstrated clear survival benefit (Winton et al and Douillard et al, ASCO 2005*)

ANX-513 (paclitaxel emulsion) A novel emulsion formulation of paclitaxel which is free of Cremophor, other detergents or macromolecules ANX-513 is designed to be non-allergenic and eliminate the need for immunosuppressant premedication No reactions were observed in a guinea pig hypersensitivity test with ANX-513 for high or low dose (standard hypersensitivity model) Taxane Emulsions ANX-514 (docetaxel emulsion) ANX-514 is a novel emulsion formulation of docetaxel free of polysorbate 80 or other detergents ANX-514 is intended to be non-allergenic eliminate the need for multiday immunosuppressant premedication No reactions were observed in a guinea pig hypersensitivity test with ANX- 514 for high or low dose (standard hypersensitivity model)

Total Taxane pharmaceutical market nearly $3 billion Taxanes Market *Source: EvaluatePharma Taxane Global Drug Sales 1999-2005* Paclitaxel approved to treat breast, ovarian & non-small cell lung cancers Docetaxel is approved to treat breast, non-small cell lung, prostate and gastric cancers

Thiovir (ANX-201) A broad spectrum antiviral and novel reverse transcriptase inhibitor to be used as a component of HAART for HIV/AIDS Synergistic with tenofovir (NRTI in Truvada? and Viread?) and zidovudine (NRTI in Combivir?, Trizivir?, Retrovir?) Demonstrates different resistance profile from multiple NRTIs and NNRTIs Foscarnet: Activity in HIV, HPV, herpes and influenza A Commercial limitations of foscarnet from delivery and toxicity Thiovir: Delivers TPFA, a prodrug for foscarnet (PFA) Thiovir (thiophosphonoformate, TPFA)

Thiovir Percent of NRTI-resistant Virus Susceptible to Drug % sensitivity % hypersensitive 3rd Qtr 4th Qtr TDF 0 90 20.4 ZDV 50 34.6 31.6 THV 83 17 45 43.9 TDF/d4T 16.66666667 ZDV 11.11111111 THV 17 83 TDF/d4T 30.76923077 ZDV 38.46153846 THV 31 69 TDF 0 ZDV 0 THV 100 TDF/d4T 100 ZDV 100 EFV 100 NVP 80 THV 60 40 % of viruses sensitive K65R n=2 TAMs n=18 M184V n=13 151 or 69 insert complexes n=6 Clinical mutation pattern Drug hypersensitive Source: Assays performed by Monogram Biosciences. Data on file. A virus is hypersensitive if it is more sensitive than a drug-sensitive standard (reference virus). DRUG KEY TDF tenofovir (Truvada?) ZDV zidovudine (Retrovir?) THV Thiovir d4T stavudine (Zerit?) EFV efavirenz (Sustiva?) NVP nevirapine (Viramune?) wild type n=5 TDF ZDV THV TDF/d4T ZDV THV TDF/d4T ZDV THV TDF ZDV THV ZDV THV TDF/d4T

Thiovir Percent of NNRTI-resistant Viruses Susceptible to Drug % sensitivity % hypersensitive 3rd Qtr 4th Qtr TDF 0 90 20.4 ZDV 50 34.6 31.6 THV 83 17 45 43.9 TDF/d4T 16.66666667 ZDV 11.11111111 THV 17 83 TDF/d4T 30.76923077 ZDV 38.46153846 THV 31 69 TDF 0 ZDV 0 THV 100 nnrti-resistant virus TDF/d4T 33.33333333 ZDV 37.03703704 EFV 3.703703704 NVP 14.81481481 THV 44 56 wt TDF/d4T 100 ZDV 100 EFV 100 NVP 80 THV 60 40 % of viruses sensitive Drug hypersensitive Source: Assays performed by Monogram Biosciences. Data on file. A virus is hypersensitive if it is more sensitive than a drug-sensitive standard (reference virus). DRUG KEY TDF tenofovir (Truvada?) ZDV zidovudine (Retrovir?) THV Thiovir d4T stavudine (Zerit?) EFV efavirenz (Sustiva?) NVP nevirapine (Viramune?) ZDV THV TDF/d4T EFV NVP ZDV THV TDF/d4T EFV NVP wild type n=5 NNRTI-resistant n=27 Virus

MARKET SIZE* RTI SALES (US) Drugs targeting HIV reverse transcriptase generate ~$4.9B in sales (2004) MARKET GROWTH HIV/AIDS is a chronic disease: Goal of treatment is lifelong viral suppression. Approximately 35% of the US HIV population receive treatment (300-400K patients) Number of HIV cases: US - 950,000 with 40,000 new cases each year North America and Western Europe - 1.8M Global - nearly 45M *Sources: National Center for Health Statistics (2003), SG Cowen, Oct 2004, Punk Ziegel and Co., Dec 05 NRTI PI NNRTI 3.2 1.7 0.9 30.6 38.6 34.6 45.9 46.9 45 Portion of total sales by drug class: HIV/AIDS Market

ANX-016 (vancomycin emulsion) ANX-016 is a novel emulsion IV formulation of the antibiotic, vancomycin designed to reduce vein irritation Growing need - US Statistics: 2M new hospital-acquired infections 90,000 deaths MRSA is an increasing problem MRSA Among ICU Patients 1995-2004 Sources: CDC, Merck Manual http://www.merck.com/mrkshared/mmanual/section13/chapter157/157a.jsp; incidence and prevalence database, www.emedicine.com, National Nosocomial Infections Surveillance (NNIS) System ANX-016 is designed to reduce vein irritation from IV-delivery of the drug. ANX-016 is intended for severe infections caused by susceptible strains of methicillin- resistant staphylococci (MRSA), penicillin-allergic patients and for infections caused by vancomycin-susceptible organisms that are resistant to other antimicrobial drugs. 3rd Qtr 4th Qtr US 116251 130772 90 20.4 JAPAN 110602 111210 34.6 31.6 FRANCE 77002 85918 45 43.9 UK 17022 17561 GERMANY 15680 16029 SPAIN 8390 9073 ITALY 7346 6175 Vancomycin IV: $375M Global Sales* *IMS Health, 2005 figures

ANX-015 (clarithromycin emulsion) Clarithromycin for Injection Market: A novel IV-delivered emulsion formulation of the macrolide antibiotic, clarithromycin, designed to reduce vein irritation Klacid? (clarithromycin 500mg for injection, Abbott Laboratories) Global sales: >1.9M units Four Countries Make Up Two-thirds of the Global Clarithromycin IV Market (% of total unit sales) ANX-015 is designed to reduce injection site reactions characterized by phlebitis and inflammation that are common with IV clarithromycin Clarithromycin is highly potent against a variety of aerobic and anaerobic Gram- positive and Gram-negative organisms Source: IMS Health, 2005

Leadership Evan M. Levine, Chief Executive Officer, Director Former Principal Brown Simpson Asset Management; Senior VP Dillon Read; VP, Hambrecht & Quist James A. Merritt, M.D., President and Chief Medical Officer Imagine Pharmaceuticals, various senior positions at Introgen, Viagene, Idec Pharmaceuticals, Upjohn Joan M. Robbins, Ph.D., Chief Scientific Officer, Executive Vice President Former VP, Product Development, Immusol; R&D Scientist, Chiron; NCI/NIH Laboratory of Tumor Immunology & Biology Brian Culley, M.S., MBA, Senior VP, Business Development Former Director, Business Development and Marketing, Immusol, Inc., UCSD Technology Transfer and Intellectual Property Dept., Neurocrine Biosciences, Inc. Mark J. Cantwell, Ph.D., VP, Research and Development Tragen Pharmaceuticals, UCSD Joachim P. H. Schupp, M.D., VP, Medical Affairs Novartis Pharma AG, Ciba-Geigy AG, ProSanos Corporation

Board of Directors M. Ross Johnson, Ph.D. Chairman Evan M. Levine Chief Executive Officer Michael M. Goldberg, M.D. Chairman and CEO, Emisphere Technologies, Inc. Mark J. Pykett, V.M.D., Ph.D. President and COO, Boston Life Sciences, Inc., Cofounder, Cytomatrix Mark Bagnall, C.P.A. Senior VP & Chief Business Officer, Metabolex, Inc. Keith Meister Icahn Partners, Icahn Partners Master Fund LP

Clinical and Scientific Advisors Edward Chu, M.D. Professor of Medicine and Pharmacology - Yale University School of Medicine Co-Director of the Developmental Therapeutics Program -Yale Cancer Center Richard J. Gralla, MD President, New York Lung Cancer Alliance; former Chief, Solid Tumor Service, Division of Medical Oncology, Dept of Medicine, Columbia University Bengt G. Gustavsson, M.D., Ph.D. Chairman, Department of Surgery, Sahlgrenska University Hospital, University of Goteborg, Sweden Daniel D. Von Hoff, MD Professor of Medicine, Pathology, Molecular and Cellular Biology, Director of the Arizona Health Sciences Center's Cancer Therapeutics Program; Chief Scientific Officer for US Oncology

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